               THIRD SUPPLEMENTAL INDENTURE TO SERIES B INDENTURE
               FIRST SUPPLEMENTAL INDENTURE TO SERIES D INDENTURE

          Third Supplemental Indenture to the Series B Indenture (as defined below) and First Supplemental Indenture to the Series D Indenture (as defined below), dated as of July 25, 1996 (the "Supplemental Indenture"), among Aftermarket Technology Corp., a Delaware corporation (the "Company"), the Guarantors named herein and Firstar Bank of Minnesota, N.A., formerly known as American Bank National Association, as Trustee.

          Each party hereto agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the Company's 12% Series B Senior Subordinated Notes due 2004 (the "Series B Notes") and the Holders of the Company's 12% Series D Senior Subordinated Notes due 2004 (the "Series D Notes"). All capitalized terms used in this Supplemental Indenture and not defined herein shall have the meanings specified in the Indentures (defined below).

          WHEREAS, the Company, the Trustee, and each of the Guarantors other than Tranzparts Acquisition Corp., a Delaware corporation ("TAC"), Tranzparts, Inc., a Wisconsin corporation ("Tranzparts"), King-O-Matic Industries Limited, an Ontario corporation ("King"), and Mascot Truck Parts Inc., an Ontario corporation ("Mascot"), have entered into (i) that certain Indenture, dated as of August 2, 1994, as supplemented by the First Supplemental Indenture, dated as of February 23, 1995, and the Second Supplemental Indenture, dated as of June 1, 1995, relating to the issuance of the Series B Notes (the "Series B Indenture") and (ii) that certain Indenture, dated as of June 1, 1995, relating to the issuance of the Series D Notes (the "Series D Indenture" and, collectively with the Series B Indenture, the "Indentures");

          WHEREAS, pursuant to the terms of each of the Indentures, the Company and the Guarantors have covenanted and agreed that they shall cause each person that is or becomes a Subsidiary of the Company or any Guarantor to execute a Guaranty and to cause such Subsidiary to execute an indenture supplement to the Indentures for the purpose of adding such Subsidiary as a Guarantor under the Indentures;

          WHEREAS, TAC, Tranzparts, King and Mascot, Subsidiaries of the Company, are not currently included as Guarantors in the Indentures;

          WHEREAS, the parties hereto desire that TAC, Tranzparts, King and Mascot assume the rights, duties and obligations of a Guarantor under the Indentures;

          WHEREAS, all things necessary to make this Supplemental Indenture a valid, binding and legal instrument supplemental to the Indentures have been performed;

          NOW, THEREFORE, THIS INDENTURE WITNESSETH: that in consideration of the covenants and premises, receipt whereof is hereby acknowledged, TAC, Tranzparts, King and Mascot hereby agree and provide, for the equal and proportionate benefit of the respective Holders, that each of TAC, Tranzparts, King and Mascot shall hereby assume the rights, duties and obligations of a Guarantor under the Indentures, as amended hereby, including without limitation the execution of a Guaranty in the form attached hereto, and shall be bound by the terms and conditions of the Indentures, as amended hereby, as if TAC, Tranzparts, King and Mascot were originally parties thereto.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first written above.


                                        AFTERMARKET TECHNOLOGY CORP.
[Seal]
                                        By:
                                           --------------------------------
                                             William A. Smith,
                                             Chief Executive Officer
Attest:
       ------------------------
       Mark C. Hardy,
       Assistant Secretary
                                        FIRSTAR BANK OF MINNESOTA, N.A.,
                                        as Trustee

                                        By:
                                           --------------------------------
                                             Name:
                                             Title:

                                        By:
                                           --------------------------------
                                             Name:
                                             Title:

                                        THE "GUARANTORS":

                                        AARON'S AUTOMOTIVE PRODUCTS, INC.,
                                        a Delaware corporation


                                        By:
                                           --------------------------------
                                             William A. Smith,
                                             Chief Executive Officer


                                        COMPONENT REMANUFACTURING
                                        SPECIALISTS, INC.,
                                        a New Jersey corporation


                                        By:
                                           --------------------------------
                                             William A. Smith,
                                             Chief Executive Officer


                                        CRS HOLDINGS, INC.,
                                        a New Jersey corporation


                                        By:
                                           --------------------------------
                                             William A. Smith,
                                             Chief Executive Officer


                                        H.T.P., INC.,
                                        a Kentucky corporation


                                        By:
                                           --------------------------------
                                             William A. Smith,
                                             Chief Executive Officer

                                        KING-O-MATIC INDUSTRIES LIMITED,
                                        an Ontario corporation


                                        By:
                                           --------------------------------
                                             William A. Smith,
                                             Chief Executive Officer

                                        MAMCO CONVERTERS, INC.,
                                        a Ohio corporation


                                        By:
                                           --------------------------------
                                             William A. Smith,
                                             Chief Executive Officer

                                        MASCOT TRUCK PARTS INC.,
                                        an Ontario corporation


                                        By:
                                           --------------------------------
                                             Barry E. Schwartz
                                             Chief Executive Officer

                                        PARTES REMANUFACTURADAS DE
                                        MEXICO, S.A. DE C.V.,
                                        a Mexico corporation


                                        By:
                                           --------------------------------
                                             William A. Smith,
                                             Chairman of the Board of Directors



                                        RPM MERIT, INC.,
                                        a Delaware corporation


                                        By:
                                           --------------------------------
                                             William A. Smith,
                                             Chief Executive Officer


                                        TRANZPARTS ACQUISITION CORP.,
                                        a Delaware corporation


                                        By:
                                           --------------------------------
                                             William A. Smith,
                                             Chief Executive Officer

                                        TRANZPARTS, INC.,
                                        a Wisconsin corporation


                                        By:
                                           --------------------------------
                                             William A. Smith,
                                             Chief Executive Officer